                                                                   EXHIBIT 10.19

                              AMENDED AND RESTATED
                              STEEL DYNAMICS, INC.
                        1996 INCENTIVE STOCK OPTION PLAN


I.    PURPOSE AND SCOPE OF PLAN.

      1.1 Steel Dynamics, Inc. (the "Company") wishes to provide all Employees of the Company and its Subsidiaries, each of whom is a key employee and each of whom is in a position to materially affect the profitability and growth of the Company and its Subsidiaries, an opportunity to acquire an ownership interest in the Company and in the stockholder values which everyone is working to create, and in so doing to encourage and motivate each such person to more fully identify his or her increased welfare and well-being with that of the Company. These objectives will be attained through periodic grants to such Employees of options to purchase shares of the Company's common stock ("Stock").

      1.2 Directors who are also Employees are eligible to participate in this Amended and Restated 1996 Incentive Stock Option Plan (the "Plan").

      1.3 The awards offered hereunder are not in lieu of but are supplemental to any salary or other forms of compensation for services.

II.  EFFECTIVE DATE AND TERM OF PLAN.

      2.1 The original Plan became effective on October 28, 1996, upon the approval by the Company's stockholders on the same date. The Plan, as amended, was approved by the Board of Directors November 2, 2000, and when approved by stockholders on May 24, 2001, will be deemed effective as of November 2, 2000. From and after the Effective Date, subject to Section 2.2 the Plan shall remain in effect until all Stock subject to the Plan has been purchased or acquired according to the Plan's provisions; provided, however, that in no event may any options be granted under the Plan on or after December 31, 2006.

      2.2 The Board of Directors or the Committee described in Section 5.1, as the case may be, may at any time suspend or terminate the Plan. An option may not be granted while the Plan is suspended or after it is terminated, but any rights and obligations under any option granted while the Plan is in effect shall not be deemed altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted. The power of the Board of Directors or the Committee, as the case may be, to administer and construe any option granted prior to suspension or termination of the Plan under Section 5.3 shall nevertheless continue after any such suspension or termination.

III.  DEFINITIONS.

      When any word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, that word or phrase, unless a clearly different meaning is required by the context, shall generally be given a meaning ascribed to it in this Section or elsewhere if the word or phrase is defined within quotation marks. The following words or phrases shall have the following meanings:

      3.1  "Board" means the Board of Directors of the Company.

      3.2 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      3.3 "Committee" means the Committee of the Board described in Article V, if any, or, in lieu of a separate Committee, the full Board.

      3.4 "Company" means Steel Dynamics, Inc., an Indiana corporation, and its Subsidiaries.

      3.5 "Disability" means termination of employment with the Company or any of its Subsidiaries as a result of an Employee's inability to perform substantially his or her duties and responsibilities to the Company or any of its Subsidiaries by reason of a physical or mental disability or infirmity (i) for a continuous period of six (6) months, or (ii) at such earlier time as such Employee submits medical evidence satisfactory to the Committee, or the Committee otherwise determines, that such Employee has a physical or mental disability or infirmity that will prevent such Employee from substantially performing his or her duties and responsibilities for six months or longer.

      3.6  "Effective Date" means the date determined under Section 2.1.

      3.7 "Employees" means full time employees of the Company and its Subsidiaries, including officers, managers, supervisors, professionals, and hourly employees, whose jobs contemplate service of not less than 1,000 hours annually.

      3.8 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

      3.9 "Fair Market Value" means, as of any date, the value of the Stock determined as follows:

         (i) If the Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market of the National Association of Securities Dealers, Inc. Automated Quotation (NASDAQ) System, the Fair Market Value of a share of Stock shall be the closing sales price for such Stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Stock) on the last market trading day prior to the Grant Date, as reported in the Wall Street Journal or such other source as the Committee deems reliable;

         (ii) If the Stock is quoted on the NASDAQ System (but not on the NASDAQ National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices were not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Stock on the last market trading day prior to the Grant Date, as reported in the Wall Street Journal or such other source as the Committee deems reliable;

         (iii) In the absence of an established market for the Stock, the Fair Market Value shall be determined in good faith by the Committee, and for purposes of the first Grant Date described in Section 6.2 Fair Market Value shall be deemed to be the price of a share of Common Stock established by the Company's underwriters on the effective date of the Company's Registration Statement and reflected in the pricing amendment filed with the Securities and Exchange Commission in connection therewith.

      3.10 "Grant Date" means the date upon which an Option has been granted as prescribed in Section 6.2.

      3.11 "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

      3.12 "Nonstatutory Stock Option" means an Option not intended to qualify or otherwise not qualifying as an Incentive Stock Option.

      3.13  "Option" means a stock option granted pursuant to the Plan.

      3.14 "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

      3.15  "Optionee" means an Employee who holds an outstanding Option.

      3.16 "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

      3.17 "Plan" means the Steel Dynamics, Inc. 1996 Incentive Stock Option Plan, as Amended and Restated herein.

      3.18 "Rules" means the regulations promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

      3.19 "Securities Act" means the Securities Act of 1933, as amended from time to time.

      3.20 "Stock" means the $0.01 par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to the terms of the Plan.

      3.21  "Subsidiary" means and is limited to any wholly-owned subsidiary.

IV.  SHARES OF STOCK SUBJECT TO THE PLAN.

      4.1 The total number of shares of Stock of the Company reserved and available for distribution pursuant to Options granted hereunder shall not exceed, in the aggregate, 4,903,000 shares of the authorized Stock of the Company, subject to adjustment described below. Any shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for Options under the Plan.

      4.2 Stock which may be acquired under the Plan may be either authorized but unissued shares or shares of issued Stock held by the Company's treasury, or both, at the discretion of the Committee. Whenever any outstanding Option or portion thereof expires, is canceled, is forfeited or is otherwise terminated for any reason without having been exercised or without having been fully vested, the shares allocable to the expired, canceled, forfeited or otherwise terminated portion of the Option may again be the subject of Options granted hereunder.

      4.3 In the event of any stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division (including, but not limited to, split-up, split-off, spin-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets, rights offering, merger, consolidation, reorganization or partial or complete liquidation, or any other corporate transaction or event having an effect similar to any of the foregoing, the aggregate number of shares reserved for issuance under the Plan, the number and Option price of shares subject to outstanding Options, and any other characteristics or terms of the Options as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes to the Optionees, shall be appropriately substituted for new shares or adjusted, as determined by the Committee in its discretion. Notwithstanding the foregoing, each such adjustment, if any, with respect to any Option shall comply with the rules of Section 424(a) of the Code, and in no event shall any adjustment be made which would render any Option granted hereunder anything other than an incentive stock option for purposes of Section 422 of the Code, except as otherwise contemplated by Section 6.4(d), or without the consent of the Optionee.

V.  ADMINISTRATION.

      5.1 The Plan shall be administered by the Board. If the Board elects to do so, however, it may appoint a committee of directors to administer the Plan and make such rules as it deems necessary to govern the operation of such committee. Such committee shall be composed solely of two or more members of the Board, each of whom shall be both (i) a "non-employee director" as such term is defined in Rule 16b-3 promulgated under Section 16 of the Exchange Act or any successor provision, and (ii) "outside directors" as that term is used in Section 162 of the Code and the regulations promulgated thereunder.

      5.2 The Board shall administer the Plan so as to comply at all times with Rule 16b-3 of the Exchange Act, and Sections 162, 421, 422, and 424 of the Code. To the extent that any provision hereof or in any option granted hereunder is not in compliance with any such rule or requirement, such provision shall be deemed modified so as to be in compliance with such rule or requirement, or if such modification is not possible, shall be deemed to be null and void as it relates solely to such noncompliance.

      5.3 The Board has the exclusive power, authority and discretion, without further stockholder approval, to:

            (a) Determine the terms and conditions, not inconsistent with the terms hereof, of any Option granted hereunder;

            (b) Adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;

            (c) Interpret the terms and provisions of the Plan and any Option granted and any Option Agreements relating thereto;

            (d) Accelerate or waive any term, condition, or restriction, but solely in such a manner as not to render any Option otherwise qualified hereunder nonqualified;

            (e) Notwithstanding anything to contrary herein, but subject at all times to the requirements of SEC Rule 16b-3, Regulation T, the Code, and other federal, state and local tax and securities laws, the Board may determine the methods and manner of exercise of options or the means by which the exercise price of an Option may be paid, including the form of payment and the methods by which shares of Stock shall be delivered or transferred to Employees. Without limiting the power and discretion conferred on the Board pursuant to the preceding sentence, the Board may, in the exercise of its discretion, but need not, delegate to and contract with an authorized and licensed bank, trust company or broker to provide any administrative or other services otherwise required to be provided under the terms hereof by the Company or by the Board, in which case notices and deliveries to and from such bank, trust company or broker shall be deemed for all purposes hereunder to be notice and delivery to or from the Company or the Board, as the case may be. Likewise, the Board may allow an Optionee to pay the exercise price of an Option, in addition to the manner described in Section 6.4(f), by one or more of the following methods: (i) in the form of shares of our common stock already owned by the option holder having an aggregate fair market value on the date the option is exercised equal to the aggregate exercise price to be paid; (ii) by requesting cancellation, without payment, of outstanding and exercisable options for the number of shares of our common stock whose aggregate fair market value on the date of exercise, when reduced by their aggregate exercise price, equals the aggregate exercise price of the options being exercised; or (iii) by employing a "cashless exercise" or "same day sale" facility provided by an authorized bank, trust company or broker.

            (f) Prescribe the form of each Option Agreement, which need not be identical for each Optionee; and

            (g) Supervise the administration of the Plan and decide all other matters that must be determined in connection with an Option or this Plan.

If an option expires or terminates without having been exercised in full, the unpurchased shares will continue to be available for subsequent award under the Amended Plan.

      5.4 The Board's interpretation of the Plan, any Options granted under the Plan, any Option Agreement, and all decisions and determinations by the Board with respect to the Plan shall be final, binding, and conclusive on all parties.

      5.5 The Board may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Board in engaging such counsel, consultant or agent shall be paid by the Company.

VI.  STOCK OPTIONS.

      6.1  All Employees are eligible to receive grants of Options hereunder.

      6.2 Subject to the provisions of this Plan, grants of Options to Employees shall occur twice annually, on November 21 for the six (6) month period May 21 through November 20, and on May 21 for the six (6) month period November 21 through May 20. Options on each Grant Date shall be provided to each Employee in the following position categories and in the following amounts, based upon the Fair Market Value of the Stock for that particular Grant Date, as determined under the provisions of Section 3.9 (any fractional share of Stock to be rounded up to the next whole share):

                  Position                       Grants Per Year                     Semi-Annual Grant Value
                  --------                       ---------------                     -----------------------
                  President                             2                                    $80,000.00
                  Vice-President                        2                                     60,000.00
                  Vice-President                        2                                     45,000.00
                  Manager                               2                                     30,000.00
                  Supervisors/Professionals
                        Grade 3                         2                                     15,000.00
                        Grade 2                         2                                     12,500.00
                        Grade 1                         2                                     10,000.00
                  Hourly                                2                                      2,500.00

      6.3 The Options granted hereunder shall be evidenced by an Option Certificate, or an electronic equivalent thereof, issued on behalf of the Company by an officer designated by the Board, which Option Certificate or electronic confirmation shall be subject to the terms of an Option Agreement to be executed or otherwise entered into or confirmed by the Company and the Optionee. Unless otherwise provided by the Board, the terms of the Option Agreement shall be deemed incorporated into all future Option Certificates or electronic confirmations. The Option Agreement shall describe the Options and shall state that the Options reflected in all Option Certificates or electronic confirmations issued pursuant thereto shall be subject to all of the terms and provisions of the Plan. The Option Agreement may also contain such other terms and provisions, consistent with the Plan, as the Board may approve.

      6.4 Subject to the Board's authority under Section 5.3, Options granted under the Plan shall be governed by the following additional terms and conditions:

            (a) EXERCISE PRICE. The price per share under any Option granted hereunder shall be at one hundred percent (100%) of the Fair Market Value (110% in the case of an Incentive Stock Option granted to an Employee who, at the time the Option is granted, owns Stock of the Company or any Subsidiary or Parent of the Company possessing more that ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Subsidiary or Parent of the Company) on the date of grant, determined in the manner required by Section 3.9

            (b) TERM OF OPTION: EXERCISE. The time within which any Option granted hereunder shall be exercisable shall be not earlier than six (6) months nor later than five (5) years from the applicable Grant Date, subject to Sections 6.4(j), (k) and (l). The Optionee must remain in the continuous employment of the Company or any of its Subsidiaries from the date of the grant of the Option to and including the date of exercise of the Option in order to be entitled to exercise such Option. Options granted hereunder shall be exercisable in such manner and at such dates as the Board may specify or otherwise permit. Any options granted prior to the approval of this Plan by the Company's stockholders shall not be exercisable until such time as the Plan has been so approved. Continuous employment shall not be deemed to be interrupted by transfers between the Company and one or more of its Subsidiaries. The Board shall, at its discretion, determine the effect of approved leaves of absence and all other matters having to do with "continuous employment." Where an Optionee dies or is disabled while employed by the Company or any of its

      Subsidiaries, his or her Options may be exercised following such death or disability in accordance with the provisions of Sections 6.4(j) and (k) hereof.

            (c) TYPE OF OPTION. Each Option granted hereunder shall be designated in the Option Agreement as either an Incentive Stock Option or as a Nonstatutory Stock Option, in order to take into account that the limitations described in Section 6.4(d) and/or elsewhere herein are or may be exceeded by the cumulative total of the grants contemplated by Section
      6.2 to a specific person, such that the Options covered by such excess grants are rendered Nonstatutory Stock Options.

            (d) INDIVIDUAL DOLLAR LIMITATIONS. The aggregate Fair Market Value (determined as of the time of Option Grant) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by an Optionee in any calendar year may not exceed $100,000.00. To the extent that the aggregate Fair Market Value of the Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000.00, such Options shall be treated as Nonstatutory Stock Options, and such Nonstatutory Stock Options, at the time of grant, shall be specifically so designated.

            (e) INDIVIDUAL SHARE LIMITATIONS. In any fiscal year of the Company, no Employee shall be granted Options to purchase more than three hundred thousand (300,000) shares.

            (f) PAYMENT. No shares of Stock shall be issued until full payment therefor has been made, and an Optionee shall not have any rights to dividends or other rights of a stockholder with respect to shares subject to an Option until such time as the Stock is issued in the name of the Optionee following exercise of the Option in accordance herewith. Payment may be made in cash (by certified or bank check or such other instrument as the Board may prescribe or accept) or in any other manner, including those described in Section 5.3(e). Full payment shall also be made, no later than the time of issuance of the shares subject to answer, in respect of any tax withholding obligations contemplated by Section 9.2, either in cash, as described herein, or by any of the methods described in
      Section 5.3(e).

            (g) NOTICE. Each Option shall be exercised, in whole or in part, by notifying the Company, in written form or electronically in the manner prescribed by the Board and in sufficient detail to enable the Company to determine the person's intent, and by delivering or transmitting full payment to the Company for the shares being purchased.

            Unless the Board determines that such restrictions are no longer applicable because the Stock being issued is registered under the Securities Act of 1933, as amended (the "Act") and a prospectus in respect thereof is current, each such notice shall contain representations on behalf of the Optionee, as prescribed by the Board, that he or she acknowledges that the Company is selling the shares being acquired by him or her under a claim of exemption from registration under the Act, as a transaction not involving any public offering; that he or she represents and warrants that the shares are being acquired with a view to "investments" and not with a view to distribution or resale; and that he or she agrees not to transfer, encumber or dispose of the shares unless:
      (i) a registration statement with respect to the shares shall be effective under the Act, together with proof satisfactory to the Company that there has been compliance with applicable state laws, or (ii) the Company shall have received an opinion of counsel in form and content satisfactory to the Company to the effect that the transfer qualifies under Rule 144 or some other disclosure exemption from registration and that no violation of the Act or applicable state securities laws will be involved in such transfer, and/or such other documentation in connection therewith as the Company's counsel may require.

            (h) The Company may endorse such legend or legends upon the certificates for Stock issued pursuant to a grant hereunder, and may issue such "stop transfer" instructions to its transfer agent in respect of such Stock, on the electronic equivalent thereof, as, in its discretion, it determines necessary or appropriate to prevent a violation of, or to perfect an exemption from, the registration requirements of the Act, to implement the provisions of the Plan and any Option Agreement hereunder, or to permit the Company to determine the occurrence of a disqualifying disposition, as described in Section 421(b) of the Code, of Stock transferred upon execution of an Option granted under the Plan.

            (i) NONTRANSFERABILITY OF OPTIONS. No Options shall be transferable by the Optionee otherwise than by will, by the laws of descent and distribution, pursuant to a Qualified Domestic Relations Order ("QDRO"), or as permitted under the Rules, and all Options shall be exercisable, during the Optionee's lifetime, only by the Optionee. No right or interest of an Employee in any Option may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Employee to any other party other than the Company or a Subsidiary.

            (j) TERMINATION BY REASON OF DEATH. Unless otherwise determined by the Board at or after grant, if an Optionee's employment by the Company terminates by reason of death, any Option held by such Optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Board may determine at or after grant, by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one hundred eighty (180) days (or such shorter period as the Board may specify at grant) from the date of such death or until the expiration of the stated term of such Option, whichever period is shorter.

            (k) TERMINATION BY REASON OF DISABILITY. Unless otherwise determined by the Board at or after grant, if an Optionee's employment by the Company terminates by reason of Disability, any Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Board may determine at or after grant, for a period of ninety (90) days (or such shorter period as the Board may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such ninety day (or such shorter period as the Board shall specify at grant), any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one hundred eighty (180) days from the date of such death or until the expiration of the stated term of such Option, whichever period is shorter.

            (l) RESIGNATION BY OPTIONEE; TERMINATION BY COMPANY WITHOUT CAUSE. Unless otherwise determined by the Board at or after grant, if an Optionee voluntarily resigns from his employment with the Company, or is terminated by the Company other than for cause (as herein defined), any Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Board may determine at or after grant, for a period of ninety (90) days (or such shorter period as Board may specify at grant) from the date of such resignation or termination of employment or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such ninety
      (90)-day period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one hundred eighty (180) days from the date of such death or until the expiration of the stated term of such Option, whichever period is shorter. "Cause" shall mean either (i) if the Optionee has an employment agreement with the Company, the definition of Cause included in such employment agreement, or (ii) if the Optionee does not have an employment agreement with the Company, the termination of the Optionee's employment with the Company because of (i) the willful failure by the Optionee (other than by reason of incapacity due to physical or mental illness) to perform any material duty in connection with the Optionee's employment with the Company, (ii) the conviction of the Optionee of a felony or the Optionee's plea of no contest to a felony, or
      (iii) the perpetration by the Optionee of a material dishonest act or fraud against the Company or any Parent or Subsidiary thereof.

            (m) OTHER TERMINATION. Unless otherwise determined by the Board at or after grant, if an Optionee's employment by the Company terminates for any reason other than death, disability, the Optionee's resignation, or termination by the Company other than for Cause, the Option shall thereupon terminate.

VII.  AMENDMENTS AND TERMINATION.

      7.1 PLAN AMENDMENT. The Board may amend, alter or discontinue the Plan at any time and from time to time, but no amendment, alteration, or discontinuation shall be made (i) which would impair the rights of an Optionee under an Option award previously granted, without the Optionee's consent, or (ii) which, if such approval is not obtained, requires stockholder approval under the Rules.

      7.2 INCENTIVE STOCK OPTION AMENDMENT. The Board may amend the terms of any Option granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee without the Optionee's consent. The Board may also substitute new Options for previously granted Options, including previously granted Options having higher option prices. Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable tax laws, securities laws and accounting rules, as well as other developments.

VIII.  UNFUNDED STATUS OF PLAN.

      8.1 The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to an Optionee by the Company, nothing contained herein shall give any such Optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock; provided, however, that, unless the Board otherwise determines with the consent of the affected Optionee, the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

IX.  GENERAL PROVISIONS.

      9.1 NONGUARANTY OF EMPLOYMENT. The adoption of the Plan shall not confer upon any Optionee any right to continued employment with the Company nor shall it interfere in any way with the right of the Company to terminate its relationship with any of its employees at any time.

      9.2 WITHHOLDING OF TAXES. No later than the date as of which an amount first becomes includible in the gross income of the Optionee for federal income tax purposes with respect to any Option under the Plan, the Optionee shall pay to the Company or make arrangements satisfactory to the Board regarding the payment of any federal state or local taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Company under the Plan shall be conditioned on such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee.

      9.3 NO STOCKHOLDER RIGHTS. No Option shall give the Employee any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Option.

      9.4 EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

      9.5 FRACTIONAL SHARES. No fractional shares of Stock shall be issued, and the Board shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

      9.6 SEVERABILITY. The provisions of this Plan, and any administrative rules and regulations prescribed by the Board in connection with this Plan, shall be applied in all cases so as to comply with the requirements of Rule 16b-3 of the Securities Exchange Act of 1934 and with Sections 162, 421, 422 and 424 of the Internal Revenue Code, and any Plan provision, administrative rule or other action that would conflict with or violate any of the foregoing will be deemed severed from the Plan, amended as deemed necessary to comply, or otherwise rendered ineffective to the maximum extent permissible to maintain compliance with such applicable rules or statutes. Specifically, but without limitation, any change to the terms of an option that would require approval by the Board of Directors as a new option grant or which would otherwise not be exempt from Section 16(b) of the Securities Exchange Act of 1934 in the absence of Board approval shall be deemed ineffective and of no force whatsoever unless and until such approval has been properly secured (provided, however, that, unless otherwise prohibited, such approval may be declared effective retroactively). In like manner, should any provision of this Plan or administrative rule, regulation or action taken pursuant to this Plan, by the Board or otherwise, if applied to an existing option, be such as to constitute a modification, extension or renewal of that option, within the meaning of Section 424(h)(1) of the Internal Revenue Code, such provision, ruling or action shall not be applied retroactively to any existing options but shall be applied only prospectively to then current and future options.

      9.7 GOVERNING LAW. To the extent not governed by federal law, the Plan and all Option Agreements shall be construed in accordance with and governed by the laws of the State of Indiana.


                                       9